                               Royce Value Trust


                                 ANNUAL REPORT
                               December 31, 1995

The Royce Funds
                                                     1414 Avenue of the Americas
                                                         New York, NY 10019
                                                           (212) 355-7311
                                                           (800) 221-4268

Dear Stockholder:

   Harold Geneen, former CEO of the giant conglomerate ITT Corp., once offered the following advice: 'In the business world, everyone is paid in two coins: cash and experience. Take the experience first; the cash will come later.' In 1995, however, the formula seemed to be reversed as investors were paid with 'cash' in the form of high stock market returns. One can only wonder when investors will be paid with 'experience.'

'ABLE TO LEAP TALL BUILDINGS
IN A SINGLE BOUND'

                     This familiar phrase describes popular superhero Superman,
  [GRAPHIC]       but it could also reflect 1995's stock market performance.
                  1995, like Superman, was extraordinary by any standard of
measurement. The large-cap oriented S&P 500, which was up 37.5%, had its best calendar year return since 1958. Propelled by strong performance in 1995's first two quarters, the S&P 500 took a breather in the third quarter only to resume a leadership role in the final quarter of the year. Small-cap securities emerged as performance leaders in the middle of the year, but were unable to keep up with the 'faster than a speeding bullet' S&P 500. For the year, the Russell 2000 index of small-cap companies was up 28.4%.

   ROYCE VALUE TRUST, INC.'S ('RVT') small-cap value orientation, which has served its shareholders well over the long-term, was no match for the performance of the raging bull market of 1995. Just as 'small-cap' under-performed large-cap, 'value' under-performed growth within the small-cap category. Also, a low exposure to the market's best performing sector, technology, and an above-average exposure to the consumer and service sectors acted like kryptonite in holding back the Fund's relative short-term performance. Nevertheless, RVT's risk-averse style produced a 22.6% return in 1995 on a net asset value basis, quite reasonable on an absolute basis. RVT's market value total return in 1995 was 20.5%.

   The Fund has $339 million in net assets and nine years of performance history. Average annual NAV total returns during the preceding five year and since inception periods were 19.6% and 12.3%, respectively. NAV average annual total return performance for the Fund since the issuance of convertible notes on June 15, 1994, was 15.5%, well in excess of the 5 3/4% interest on the notes. According to mutual fund evaluation service Morningstar, RVT had one of the lowest risk profiles of the 34 domestic closed-end equity funds in the category, as measured by Morningstar's risk ratio, standard deviation and beta for the last three years*. We believe that managing risk is critical to delivering above average long-term returns.

THE RELEVANCE OF RELATIVE PERFORMANCE

   At some point in every modern
bull market, generally at the later              [GRAPHIC]
stages, the concept of relative
performance becomes dominant in any
discussion of investment results. As prospects of financial loss become distant memories, investors shift their focus from absolute gains to relative rewards. Investment strategies are changed, portfolio managers are replaced and solid results are ignored in the quest for better relative performance. The problem is . . . . you can't eat relative performance! The whole concept dies quickly in a period of negative returns. When markets turn south, new car purchases are deferred and vacation plans are canceled, relative performance soon becomes irrelevant. While relative performance may


2


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make a great conversation topic at the cocktail party, it is positive absolute returns, compounded at reasonable rates, which put dinner on the table.

THE VALUE IN VALUE INVESTING

   A basic premise of value investing is that stocks, like other goods and services, should be purchased at the most attractive prices possible, preferably at a discount to their 'intrinsic worth.' The reality for most investors is just the opposite. In other words, investor comfort levels and, therefore, demand increase when prices rise, and diminish as prices decline. The higher a stock rises, the greater the perceived opportunity.

   Value investing, on the other hand, takes a contrary view to this highly emotional process. By systematically reducing risk when others ignore it and taking risk when it is feared, one can capitalize on valuation discrepancies (opportunities) which develop from time to time. The greatest risk that the value investor confronts is the loss of either patience or discipline when faced with the prospect of being out-of-sync with the market. THE VALUE IN 'VALUE
INVESTING' IS TO PROVIDE A COHERENT SYSTEM FOR RATIONAL DECISION MAKING . . . .
THE PURPOSE OF WHICH IS TO COMPOUND WEALTH WHILE MINIMIZING RISK. ITS BASIC PREMISE IS THAT THE PRICE ONE PAYS FOR AN INVESTMENT MAKES A SIGNIFICANT DIFFERENCE IN THE RETURN ONE RECEIVES.

WHAT WE DO

                Royce Value Trust uses a risk-averse approach to invest in the
[GRAPHIC]    securities of small-cap companies. Experience tells us that paying attention to risk does not diminish long-term results, although individual market phases may not always confirm this assumption's validity.

   Our approach attempts to understand and value a company's 'private worth.' Private worth is what we believe the company would bring if the entire enterprise were sold in a private transaction to a rational buyer. The price we will pay for a security must be significantly under our appraisal of its private worth. The consistent use of this discipline, applied to less well-known securities, is the source of our performance.

NO OTHER PLACE WE WOULD RATHER BE

   While the Fund focuses on companies with market caps below $1 billion, our weighted average and median market caps are actually much lower; $339 million and $180 million, respectively, at December 31, 1995. Although our orientation is small-cap stocks, the capitalization of our picking universe is by no means small. The small-cap segment is huge in numbers, with over 10,000 companies valued at more than $900 billion in total market capitalization. It is both robust and perpetuating; IPO's, spin-offs and reorganizations create hundreds of new prospects each year. The small-cap sector is rich in opportunity and easily accommodates our strategy given the size of the investable universe.

HOW IT WORKS

   Our approach to investing in
individual small-cap companies has          [GRAPHIC]
proven long-term benefits, but can
be both unpredictable and frustrating in the near-term. We believe that the stock market in the short-term is a polling place, and in the long-term, a highly efficient weighing device. While our ultimate success will continue to be driven by the process of 'weighing the true value' of the small companies in which we have invested, the following provides a brief glimpse of some of last year's 'election results.'

IDEAS THAT WORKED

                  During calendar 1995, the usual but somewhat arbitrary
[GRAPHIC]      measurement period of choice, each of these companies made



                                                                               3

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meaningful positive contributions to our overall performance. More importantly, they represent specific examples of our discipline at work. Royce Value Trust's BEST PERFORMERS, as measured by dollar impact to the portfolio, were:

SECURITY                        % GAIN      $ GAIN
-----------------------------   ------    ----------

Indigo, N.V.                     250%     $2,311,663
Comdisco, Inc.                    47%     $1,901,383
Ash Grove Cement Company          69%     $1,821,673
Cohu, Inc.                       200%     $1,534,906
Wesco Financial Corporation       58%     $1,436,051

   Comdisco and Wesco Financial were relatively large, high confidence investments we knew well and regarded as 'premier' companies in their respective industries. In both cases, we built our positions when business conditions were difficult and the investment community had voted negatively on future prospects. Ash Grove Cement and Cohu were successful for different reasons. Both of these companies have been long-term 'micro-cap' investments of the Fund's portfolio that finally caught the attention of others. Finally, in the case of Indigo, we took advantage of a cold response to this company's initial public offering. Later, we sold our position to a frenzied crowd who had become enamored with this company's new printing technology.

GOOD IDEAS AT THE TIME

                  Our greatest opportunities often occur when we identify good
[GRAPHIC]     businesses which have fallen from favor due to some sort of short-
              term, but correctable, problem. Even the best small-cap companies are not immune to the flu. Usually, if their balance sheets are strong and they have a solid history of high internal returns, these companies will rebound. Although recoveries can take longer than we anticipate, we are generally rewarded for our persistence. Unfortunately, a few of our investments never recover. The five WORST PERFORMERS in 1995, as measured by dollar impact, were:

SECURITY                          % LOSS     $ LOSS
-------------------------------   ------    --------
Midwest Grain Products, Inc.        79%     $889,995
K-Swiss, Inc.                       45%     $814,147
The Stride Rite Corporation         33%     $690,799
Quaker Chemical Corporation         25%     $532,187
Charming Shoppes, Inc.,             57%     $514,043

   Of these five losers, Midwest Grain Products appears to have the best prospects for a quick and full recovery. Its problems and performance stem from a difficult year in the prices and quantities of the grains it processes. We sold our position to realize the loss but have since repurchased the stocks. While the weatherman may have more insight to Midwest's short-term prospects, we remain confident in the long-run. Quaker Chemical lost its President and CEO and then reported disappointing results. We are hopeful that new management can turn around this once successful specialty chemical company. Lastly, K-Swiss, Stride Rite, and Charming Shoppes have all suffered so deeply from current conditions in the retailing and apparel industries that they now reside in the intensive care ward of our portfolio. Needless to say, a full recovery in these positions may stretch even our patience. The good news is that our biggest winners more than overshadowed our largest mistakes. Further, in aggregate, our five worst investments combined had less than a 1.3% impact on the Fund's 1995 performance.

ANYTHING BUT TYPICAL

   What do you get when interest rates fall precipitously, inflation is low, demand for equities is strong and corporate earnings outpace analysts' estimates? Answer: the LAST FIVE YEARS (actually the last 5 1/4 years)! The last five years have been an exceptional period for equity investing, one in which all the 'right stuff' was in place. Consider the following:

   There has not been a correction of 10% or more for the S&P 500 or 15% or more for the Russell 2000 since October of 1990, the longest stretch ever for both indices.

   The last five years were an anomaly in that a full market cycle did not take


4

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

   place, but rather a trough (bottom) to peak (top) experience only.

   It was the best (in terms of return and duration) trough to peak period in the 17 year history of the Russell 2000.

   It was only the 8th time out of 49 quarterly trailing five year return periods that the Russell 2000 generated a 20%+ average annual return.

   Within this market cycle, short-term interest rates had one of their most significant declines -- three month T-bills went from 8.2% in September 1989 to 2.7% in September 1992.

   It was one of the least volatile periods on record, and especially so in the years 1993, 1994 and 1995.

   Very simply, the last five years were a period in which risk and reward were synonymous and one in which risk management provided virtually no benefit. It's highly likely that we have completed the best five year performance period for this decade.

CAUSE OR EFFECT

                     An interesting aspect of this five year rise in both stocks
[GRAPHIC]         and bonds is the ever increasing participation of individual investors. Demand for liquid securities has grown to
proportions that now cloud our understanding as to whether it is the cause or the effect of this bull market. While it seemed clear several years ago that repeated and uninterrupted gains in stocks and bonds would heighten mass appeal, few predicted the growing appetite we have today. Now, armed with demographic studies and a healthy dose of 20-20 hindsight, it is the consensus belief that our population has become a nation of savers and that demand for stocks will remain steady, if not grow. In fact, it is that very same demand which is believed to ensure future success and prevent any major reversal in market fortunes.

   We are a bit uncomfortable with this widely held assumption of continuous prosperity. Just as rising markets initially created greater demand for equities, corrections could dampen enthusiasm. We think there may be limits as to how long individuals will forgo consumption in pursuit of savings. Furthermore, we know there are alternative investments, like real estate or natural resources, at times more attractive, for individuals to pursue. Finally, we are certain, particularly in a global economy, that an ample supply of securities can be created to meet and even exceed investors' demands. The suggestion that continued success is nearly guaranteed by demand is an absurd proposition. WE REMAIN MOST ASTONISHED, NOT WITH THE MAGNITUDE OF INVESTOR APPETITE FOR STOCKS, BUT THE NEARLY UNIVERSAL ASSUMPTION OF ITS PERMANENCE. THE REAL WORLD IS CYCLICAL AND SO ARE ITS MARKETS.

A NEW ERA ?

   As the bull market enters its sixth year
uninterrupted by normal corrections, we find             [GRAPHIC]
ourselves asking (and more to the point,
 others asking us) is this a new era in investing? Have changes in national demographics and attitudes and, therefore, investing patterns evolved to the point where traditional assumptions are obsolete? By sticking to our own time tested and cycle proven discipline, have we become the 'Clark Kent' of the investment world, permanently nerdy within the new order?

   We believe fundamental economic principles and human nature remain unchanged in the '90s. Our national economy has not entered a new era of accelerated growth. In fact, we would argue the opposite. American corporations, despite restructuring and down-sizing, are not measurably more profitable if cumulative retained earnings are any gauge. We still believe that individual investors are motivated by fear and greed. In the current environment, greed has driven fear from the investment dictionary.

   Before long, we expect some normal balance in people's spending habits to resume. Appetites for mutual fund investing may moderate in favor of consumption or debt repayments. Weak sectors of our economy like apparel retailing and infrastructure construction will recover. Basic commodity prices could rise and equities would once again represent long-term interests in business, as opposed to trading vehicles. Absolute return goals, previously forgotten, will regain the spotlight.

THE NEXT FIVE YEARS WILL BE DIFFERENT

   'It is not the going out of port, but the coming in, that determines the success of a journey.' Henry Ward Beecher

   It's not likely that the next five years will rival the previous five in terms of 'ideal wind conditions' or 'spectacular performance.' History tells us that periods of high valuation and high return are usually followed by periods of lower, less dynamic returns. Historical performance returns are built with periods of over-performance and periods of under-performance and, over the long-term, small-cap stocks have averaged approximately 12.5% per annum, not the 20% provided by the last five years. (1926 - 1995; source: Ibbotson and Associates). We see no reason why performance should not revert to the mean and, thus, a period of lower five year returns is likely.

   The primary driver behind the most recent rally (and almost 15 years of a strong market) has been interest rates. Although short-term rates remain at the lower end of their trading range, it's the change in interest rates and not the absolute level, which drives price earnings multiples and stock prices. The magnitude of the decline in interest rates is virtually not repeatable. Consequently, a further decline in interest rates will not have the same favorable impact on stock prices, no matter how bullish one is on rates.

              IMPACT OF INTEREST RATES ON STOCK MARKET PERFORMANCE


                          [DOW JONES GRAPH GOES HERE]


       LONG-TERM GOVERNMENT BOND YIELDS AND DOW JONES INDUSTRIAL AVERAGE

   The last five years were also unique in that never in our nation's history have so many traditional bank savers become stock market investors. The primary reason for the massive level of CD conversions has been the high returns afforded stock market investors compared to the declining returns available in traditional bank products. A strong contributing factor has been the stock market's lack of volatility. Volatility has been so low that new investors have been lulled by the apparent 'safety' of equity investing. Volatility, which has always been a part of the investment equation, is likely to resurface and resume a more normal course as background conditions change.

TIME FOR CHANGE . . . WE THINK NOT

   We have been discussing what has
happened. Now it's time to                       [GRAPHIC]
talk about what has not happened.

   First, we have not changed our investment time horizon even though it seems the rest of the world has. We view companies and investment performance with the same long-term horizon because attractive valuations and returns, like the planting and harvesting seasons, are never one and the same. Although our risk-averse approach has worked against us in the most recent per-



6

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

formance period, it has provided very decent returns in the context of history.

   Second, we have not changed our underlying investment premise, that a disciplined approach to investing in high quality, small-cap companies using absolute valuation standards can provide attractive long-term returns. Experience tells us that failure to 'stay the course' results in failure.

   Third, the natural laws of gravity and market cycles have not been rescinded.

   And finally, our confidence in the ultimate outcome of our approach has not changed. We expect our approach to small-cap investing to have both an absolute and relative pay-off as it has in the past. Your continued confidence is appreciated.

   Yours faithfully,


   CHARLES M. ROYCE         Jack E. Fockler, Jr.
    Charles M. Royce         W. Whitney George
     President                Vice Presidents

February 15, 1996

---------------

NOTE:   S&P  500  and  Russell  2000  are  unmanaged  indices  and  include  the reinvestment of dividends.

* Morningstar proprietary risk ratio, beta and standard deviation are measures of a fund's relative risk and are calculated for the trailing 36-month period. Morningstar risk ratio measures a fund's downside volatility relative to all equity funds which have an average score of 1.00. Beta is a measure of sensitivity to market movements compared to the unmanaged S&P 500 index, with the Beta of the S&P 500 equal to 1.00. Standard deviation is a statistical measure within which a fund's total return falls. The average Morningstar risk ratio, beta and standard deviation for the 33 domestic equity closed end funds with a three-year history as of 12/31/95 were: 0.60, 0.85 & 11.97, respectively. The Morningstar risk ratio, beta and standard deviation for Royce Value Trust over the same period were: 0.27, 0.56 & 6.49, respectively.
  Source: Morningstar, Inc.



                                                                               7



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

FUND HIGHLIGHTS                                             December 31, 1995
                                                            ------------------
                    Net Assets                                    $338,970,351
                    Net Asset Value Per Share                           $13.56
                    Market Price Per Share                             $11.875
                    Shares Outstanding                              24,836,018

--------------------------------------------------------------------------------

FINANCIAL REVIEW

The table below represents the total returns of the Fund on two separate bases. NAV total return is the compound rate of return, using net asset values, on an amount invested in the Fund throughout the stated period and assumes reinvestment of dividend and capital gain distributions and primary participation in rights offerings. Stockholders are able to reinvest distributions, and purchase shares through rights offerings, at prices which have historically been below NAV, and without commission costs. NAV return is the most meaningful measurement of a continuous stockholder's progress. Market Value total return presents similar information, but values the Fund at market rather than NAV and therefore, reflects the actual experience of a stockholder, before commission costs, who bought and sold shares of the Fund at the beginning and ending dates.

                                              NAV          Market Value      S&P       Russell      S&P Small-
                                          Total Return     Total Return     500`D'     2000`D'      Cap 600`D'
                                          ------------     ------------     -----     ---------     ----------

Total Returns
3 months ended 12/31/95                           0.8%            -1.8%       5.9%         2.2%           0.4%
6 months ended 12/31/95                           8.6             10.5       14.4         12.3           13.3
1995                                             22.6             20.5       37.5         28.4           30.0
1994                                              1.1             -5.6        1.3         -1.8           -4.8
1993                                             17.9             14.8       10.0         18.9           18.8
1992                                             19.9             26.8        7.7         18.4           21.0
1991                                             39.5             35.3       30.5         46.1           48.5
1990                                            -13.1            -10.8       -3.2        -19.5          -23.7

Average Annual Total Returns (ended December 31, 1995)
3-year                                           13.5%             9.3%      15.3%        14.5%          13.7%
5-year                                           19.6             17.5       16.6         21.0           21.5
Since inception*                                 12.3              9.5       13.9         11.5            9.6

`D' The S&P 500, Russell 2000 and S&P SmallCap 600 are unmanaged indices and include the reinvestment of dividends. Source: Frank Russell Co.

 *  Inception date - November 26, 1986

The results presented in this report represent past performance and should not be considered representative of the 'total return' from an investment in the Fund today. They are provided only to give an historical perspective of the Fund. The investment return and net asset and market values of Fund shares will fluctuate, so that the shares may be worth more or less than their original cost when sold.

8

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
HISTORY SINCE INCEPTION

The following table details the share accumulation history of an initial investor in the Fund who reinvested all distributions and participated fully in the rights offering. By reinvesting all distributions and fully participating in the rights offerings, an investor maximizes his returns. This table should be read in conjunction with the Financial Review of the Fund (see page 8).

                                      Amount      Purchase                  NAV         MKT
              History                Invested      Price       Shares     Value*      Value*
              -------------------    --------     --------     ------     -------     -------
11/26/86      Initial Purchase       $10,000      $10.000      1,000      $ 9,280     $10,000

10/15/87      Distribution $.30                     7.000         42

12/31/87      Distribution $.22                     7.125         32        8,578       7,250

12/27/88      Distribution $.51                     8.625         63       10,529       9,238

09/22/89      Rights Offering            405        9.000         45

12/29/89      Distribution $.52                     9.125         67       12,942      11,866

09/24/90      Rights Offering            457        7.375         62

12/31/90      Distribution $.32                     8.000         52       11,713      11,074

09/23/91      Rights Offering            638        9.375         68

12/31/91      Distribution $.61                    10.625         82       17,919      15,697

09/25/92      Rights Offering            825       11.000         75

12/31/92      Distribution $.90                    12.500        114       21,999      20,874

09/24/93      Rights Offering          1,469       13.000        113

12/31/93      Distribution $1.15                   13.000        160       26,603      25,428

10/28/94      Rights Offering          1,103       11.250         98

12/19/94      Distribution $1.05                   11.375        191       27,939      24,905

11/03/95      Rights Offering          1,425       12.500        114

12/07/95      Distribution $1.29                   12.125        253
---------------------------------------------------------------------------------------------
12/31/95                             $16,322                   2,631      $35,676     $31,243
---------------------------------------------------------------------------------------------

* Other than for initial purchase, values are stated as of December 31 of the year indicated, after reinvestment of distributions.

The Board of Directors has given the Fund's management the discretionary authority to cause the Fund to repurchase up to 300,000 shares of its common stock in open market and other transactions through December 31, 1996. Such repurchases would be effected at a price per share less than the then current net asset value, but not in excess of the then prevailing market price.

                            ------------------------

The Board of Directors of the Fund is authorized to offer stockholders an opportunity to subscribe for additional shares of common stock of the Fund through rights offerings at a price per share that may be less than the then current net asset value of the Fund's common stock. The timing and terms of any such offerings are left to the Board's discretion.

DISTRIBUTION REINVESTMENT AND CASH PURCHASE PLAN

WHAT IS THE DISTRIBUTION REINVESTMENT AND CASH PURCHASE PLAN?
     Distributions of net investment income, if any, and capital gains are normally made in December. The Fund's Distribution Reinvestment and Cash Purchase Plan (the 'Plan') offers you an automatic way to reinvest your dividends and capital gains distributions in additional shares of the Fund, increasing your holdings in the Fund. Reinvestment of the annual distribution is done at market price, without commissions. The number of shares to be issued to a stockholder will be determined by dividing the amount of the distribution payable to the stockholder by the last reported sale price of a share of the Fund's common stock on the valuation date, which follows the record date.

     The plan also allows registered stockholders to make optional cash investments in shares of the Fund's common stock through the Plan Agent and to deposit certificates representing Fund shares with the Plan Agent for safekeeping. Stockholders should refer to the Plan document for information on these options.

HOW DO REGISTERED STOCKOLDERS PARTICIPATE IN THE PLAN?
     If your shares are registered directly with the Fund, you are automatically a participant in the Plan unless you have instructed the Plan Agent in writing otherwise. The Plan Agent must receive the instructions not less than 10 days prior to the record date for a distribution in order to be effective for that distribution. A registered stockholder may also receive the distribution in the form of a stock certificate for the full shares and a check for the fractional share if the Plan Agent is properly notified. Stockholders who elect to not participate in the Plan will receive all distributions in cash, paid by check and mailed directly to the stockholder by State Street Bank and Trust Company, dividend paying agent and Plan Agent.

WHAT IF MY SHARES ARE HELD BY A BROKERAGE FIRM, BANK OR OTHER NOMINEE?
     If your shares are held in the name of a brokerage firm, bank, or other nominee as the stockholder of record, we still expect them to automatically reinvest distributions on your behalf. Please consult with your brokerage firm, bank or other nominee to be certain that it is reinvesting distributions on your behalf. If your nominee is unable to reinvest distributions on your behalf, you should instruct your nominee to have your shares registered in your name in order to participate.

HOW WILL I KNOW HOW MANY SHARES I HAVE?
     The Plan Agent maintains the account for registered stockholders in the Plan and sends written confirmation of all transactions in the account, including information needed by participants for personal and tax records. Shares in the account of each participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each participant will be able to vote those shares at a shareholder meeting or by proxy. A participant may also send other stock certificates held by them to the Plan Agent to be held in non-certificated form. There is no service fee charged to participants for reinvesting distributions. The Plan Agent's fees for the processing of the distribution reinvestment are paid for by the Fund. A participant may terminate his account under the Plan by written notice to the Plan Agent. Termination will be effective as described in the Plan. If a participant elects to sell his shares before the Plan is terminated, the Plan will deduct a $2.50 fee plus brokerage commissions from the sale transaction. If a nominee is the registered owner of your shares, the nominee will maintain the accounts on your behalf.

WHAT IF I NEED MORE INFORMATION?
     You may obtain more detailed information by requesting a copy of the Plan from the Plan Agent. All correspondence (including notifications) should be directed to: Royce Value Trust, Inc. Distribution Reinvestment and Cash Purchase Plan, c/o State Street Bank and Trust Company, PO Box 8200, Boston MA 02266-8200, (800) 426-5523.

                               PORTFOLIO SUMMARY

The following information is provided as a 'bird's eye' view of the RVT portfolio. For a more complete picture, the full portfolio and accompanying financial statements should be read in their entirety.

--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION

                                                    % of Common                              % of Total
                                                      Stocks               Value             Investments
                                                   -------------      ---------------      ---------------
Top 100 Stocks..................................        63.7%          $  224,883,905            59.1%
Other Stocks....................................        36.3              128,232,963            33.7
                                                   -------------      ---------------       ---------
Common Stocks...................................       100.0%             353,116,868            92.8
                                                   -------------
                                                   -------------
Bonds & Preferred Stocks........................                            5,461,828             1.5
Repurchase Agreement............................                           21,748,000             5.7
                                                                      ---------------       ---------
Total Investments...............................                       $  380,326,696           100.0%
                                                                      ---------------       ---------
                                                                      ---------------       ---------

--------------------------------------------------------------------------------

PORTFOLIO DIAGNOSTICS

Weighted Average Market Capitalization (Total Portfolio)..........                 $339 Million
Median Market Capitalization (Total Portfolio)....................                 $180 Million
Weighted Average P/E Ratio (100 Largest Positions)................                 13.6x
Weighted Average P/B Ratio (100 Largest Positions)................                  1.6x
Weighted Average Portfolio Yield (100 Largest Positions)..........                  1.7%

--------------------------------------------------------------------------------

COMMON STOCK SECTORS

                                                                       % of Net Assets
                                                                       ----------------
Financial.........................................................                 27.0%
Industrial Cyclicals..............................................                 24.5
Services..........................................................                 14.7
Consumer Durables.................................................                 12.7
Retail............................................................                  8.8
Technology........................................................                  5.8
Consumer Staples..................................................                  4.7
Energy............................................................                  3.7
Health............................................................                  2.2
Utilities.........................................................                  0.1

--------------------------------------------------------------------------------

TOP TWENTY POSITIONS

                                                                           Market Value      % of Net Assets
                                                                        ---------------      ---------------
  1.  Ash Grove Cement Company.....................................          $6,349,035               1.9%
  2.  Comdisco,Inc.................................................           5,928,881               1.7
  3.  Wesco Financial Corporation..................................           3,913,000               1.2
  4.  Florida Rock Industries, Inc.................................           3,644,550               1.1
  5.  Baldwin & Lyons, Inc. Cl. B..................................           3,508,375               1.0
  6.  E.W. Blanch Holdings, Inc....................................           3,356,650               1.0
  7.  Alleghany Corporation........................................           3,343,824               1.0
  8.  Vallen Corporation...........................................           3,283,832               1.0
  9.  Pennsylvania Manufacturers Corporation.......................           3,274,050               1.0
 10.  National Bancorp of Alaska, Inc..............................           3,235,050               1.0
 11.  The Standard Register Company................................           3,135,475               0.9
 12.  Fab Industries, Inc..........................................           3,123,750               0.9
 13.  Trenwick Group Inc...........................................           3,121,875               0.9
 14.  The Rival Company............................................           3,119,625               0.9
 15.  Transnational Re Corporation Cl. A...........................           3,072,300               0.9
 16.  Juno Lighting, Inc...........................................           3,070,400               0.9
 17.  W.R. Berkley Corp............................................           3,004,625               0.9
 18.  The Pioneer Group, Inc.......................................           2,921,200               0.9
 19.  Stanhome Inc.................................................           2,883,375               0.9
 20.  Curtiss-Wright Corporation...................................           2,870,250               0.8

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

ROYCE VALUE TRUST, INC.





Financial Statements

ROYCE VALUE TRUST, INC.
SCHEDULE OF INVESTMENTS AT DECEMBER 31, 1995
--------------------------------------------------------------------------------
COMMON STOCKS -- 104.2%

                                                 Value
  Shares                                      (Note 1)
----------                                ------------
CONSUMER DURABLES -- 12.7%
    31,590   Allen Organ Company Cl.
               B........................  $  1,330,706
    49,600   Arctco, Inc................       644,800
    77,309  *Bell Industries, Inc.......     1,739,453
    46,500   Delta Woodside Industries,
               Inc......................       308,063
   124,400  *Ethan Allen Interiors
               Inc......................     2,534,650
    95,536   First Years Inc............     2,077,908
    41,000   Flexsteel Industries,
               Inc......................       420,250
    99,400   Garan Incorporated.........     1,677,375
    65,700  *Johnson Worldwide
               Associates, Inc. Cl. A...     1,478,250
   191,900   Juno Lighting, Inc.........     3,070,400
   148,400   K-Swiss Inc. Cl. A.........     1,613,850
    20,000   Kinetic Concepts, Inc......       240,000
   120,800  *Lazare Kaplan
               International, Inc.......       958,850
   191,336  *Lifetime Hoan
               Corporation..............     1,769,858
    25,000  *Marisa Christina,
               Incorporated.............       425,000
    54,700   Matthews International
               Corporation Cl. A........     1,066,650
    35,500   National Presto Industries,
               Inc......................     1,411,125
    63,375   Rauch Industries, Inc......       800,109
    34,500   Reebok International
               Ltd......................       974,625
   141,000   The Rival Company..........     3,119,625
     3,000  *River Oaks Furniture.......        18,750
    30,700   Russ Berrie and Company,
               Inc......................       387,588
    43,700   The Singer Company N.V.....     1,218,138
   115,700   Skyline Corporation........     2,400,775
   168,400   The Stride Rite
               Corporation..............     1,263,000
    83,600   Sturm, Ruger & Company,
               Inc......................     2,288,550
   158,400   Thomaston Mills, Inc. Cl.
               A........................     1,999,800
     2,000   Thomaston Mills, Inc. Cl.
               B........................        27,000
   125,700   Thor Industries, Inc.......     2,435,438
    30,500   Tiffany & Co...............     1,536,438
   129,500  *The Topps Company, Inc.....       663,688
    30,200   Weyco Group, Inc...........     1,185,350
                                          ------------
                                            43,086,062
                                          ------------
CONSUMER STAPLES -- 4.7%
    68,000   Alico, Inc.................     1,785,000
    11,500   Farmer Bros. Co............     1,569,750
    19,350   Flowers Industries, Inc....       234,619
    79,800  *Fuqua Enterprises, Inc.....     1,486,275
    30,000   Golden Enterprises, Inc....       243,750
       563   Hershey Creamery Company...       928,950
    52,200  *J & J Snack Foods Corp.....       574,200
   157,600  *Midwest Grain Products,
               Inc......................     2,206,400
    99,600  *Pentech International,
               Inc......................       199,200
     4,050   Seaboard Corporation.......     1,073,250
    99,000   Stanhome Inc...............     2,883,375
     1,000  *Thorn Apple Valley,
               Inc......................        16,750
     8,996   Tootsie Roll Industries,
               Inc. Cl. A...............       356,467
    35,600   Velcro Industries N.V......     2,180,500

                                                 Value
  Shares                                      (Note 1)
----------                                ------------
    20,000   WLR Foods, Inc.............  $    330,000
                                          ------------
                                            16,068,486
                                          ------------
ENERGY -- 3.7%
   144,200  *American Oilfield Divers,
               Inc......................     1,027,425
    70,000  *Belden & Blake
               Corporation..............     1,225,000
    69,400  *Tom Brown, Inc.............     1,014,975
    76,100   Camco International Inc....     2,130,800
    87,500  *Cliffs Drilling Company....     1,301,563
    31,400   Devon Energy Corporation...       800,700
    28,000  *Gulfmark International
               Inc......................       693,000
    64,200   Lufkin Industries, Inc.....     1,452,525
     6,700  *Nabors Industries, Inc.....        74,538
    59,100  *Noble Drilling
               Corporation..............       531,900
    54,300   Penn Virginia
               Corporation..............     1,751,175
    17,500  *Pool Energy Services
               Co.......................       166,250
     6,700  *Tide West Oil Company......        89,613
    19,900   Western Gas Resources,
               Inc......................       320,888
                                          ------------
                                            12,580,352
                                          ------------
FINANCIAL -- 27.0%
    10,000   Alexander & Alexander
               Services Inc.............       190,000
    16,888  *Alleghany Corporation......     3,343,824
    50,750   ALLIED Group, Inc..........     1,827,000
    94,000   ALLIED Life Financial
               Corporation..............     1,703,750
    45,474   Argonaut Group, Inc........     1,477,905
    36,856  *Avatar Holdings Inc........     1,289,960
    15,000   BHC Financial, Inc.........       270,000
    46,100   BHI Corporation............       726,075
    60,000   Baker, Fentress &
               Company..................     1,005,000
   215,900   Baldwin & Lyons, Inc. Cl.
               B........................     3,508,375
    50,000  *Benson Financial
               Corporation..............       937,500
    55,900   W. R. Berkley Corp.........     3,004,625
   143,600   E.W. Blanch Holdings,
               Inc......................     3,356,650
    12,500   CB Bancshares, Inc.........       362,500
    13,600   CMAC Investment
               Corporation..............       598,400
    28,475   California Bancshares,
               Inc......................       756,367
    91,850   Capitol Transamerica
               Corporation..............     1,859,963
   262,050   Comdisco, Inc..............     5,928,881
    95,518   The Commerce Group, Inc....     1,970,059
     7,800   Consolidated-Tomoka Land
               Co.......................       132,600
     8,282   County Bank Corp...........       246,390
    65,100   Eaton Vance Corp...........     1,839,075
    40,000   Fidelity National
               Financial, Inc...........       745,000
       215   The First National Bank of
               Anchorage................       328,950
    38,500   Fremont General
               Corporation..............     1,414,875
    45,400   Arthur J. Gallagher &
               Co.......................     1,691,150
    73,645*`D'General Builders
               Corporation..............        55,234

   The accompanying notes are an integral part of the financial statements.

ROYCE VALUE TRUST, INC.
SCHEDULE OF INVESTMENTS AT DECEMBER 31, 1995
--------------------------------------------------------------------------------

                                                 Value
  Shares                                      (Note 1)
----------                                ------------
FINANCIAL-(CONT'D)
   114,000  *Gryphon Holdings Inc.......  $  2,194,500
   104,700   Guaranty National
               Corporation..............     1,609,763
    28,015   Harleysville Group, Inc....       906,986
   202,475   Hilb, Rogal & Hamilton
               Company..................     2,708,103
    31,081   Independence Holding
               Company..................       116,554
   131,100   Intercargo Corporation.....     1,311,000
    23,221   Investors Financial
               Services Corp............       481,836
     3,502   Investors Financial
               Services Corp. Cl. A.....        72,674
     7,400   The John Nuveen Company....       183,150
    20,712   Keystone Heritage Group,
               Inc......................       631,716
    47,500   Lawyers Title
               Corporation..............       908,438
    26,000   Leucadia National
               Corporation..............       650,000
    33,500  *MAIC Holdings, Inc.........     1,139,000
       200   THE MECHANICS BANK.........     1,100,000
    23,800   NYMAGIC, INC...............       404,600
    49,770   National Bancorp of Alaska,
               Inc......................     3,235,050
    59,500   New England Investment
               Companies, L.P...........     1,256,938
    79,300   The Newhall Land and
               Farming Company..........     1,348,100
   114,500   Nobel Insurance Limited....     1,302,438
    45,600   Oriental Federal Savings
               Bank.....................       752,400
    55,987   Orion Capital
               Corporation..............     2,428,436
   179,400   Pennsylvania Manufacturers
               Corporation..............     3,274,050
    98,100   Phoenix Duff & Phelps
               Corporation..............       674,438
   107,200   The Pioneer Group, Inc.....     2,921,200
    43,512   Poe & Brown, Inc...........     1,082,361
    19,250   RLI Corp...................       481,250
    75,000  *Rand Capital
               Corporation..............       262,500
     6,400   Raymond James Financial,
               Inc......................       135,200
    15,356  *Reliance Group Holdings,
               Inc......................        30,712
    27,700   Student Loan Corporation...       941,800
    26,400   Susquehanna Bancshares,
               Inc......................       699,600
    36,750   Titan Holdings, Inc........       528,281
   129,600  *Toreador Royalty
               Corporation..............       340,200
     5,000   Transatlantic Holdings,
               Inc......................       366,875
   125,400   Transnational Re
               Corporation Cl. A........     3,072,300
    55,500   Trenwick Group Inc.........     3,121,875
    26,200   U. S. Trust Corp...........     1,303,450
     7,550   Vornado Realty Trust.......       283,125
    21,500   Wesco Financial
               Corporation..............     3,913,000
   124,800 **Willis Corroon Group plc
               ADR......................     1,450,800
    62,700   Zenith National Insurance
               Corp.....................     1,340,213
                                          ------------
                                            91,535,020
                                          ------------
                                                 Value
  Shares                                      (Note 1)
----------                                ------------
HEALTH -- 2.2%
    53,700   Diagnostic Products
               Corporation..............  $  2,033,888
    54,200  *HAEMONETICS CORPORATION....       962,050
   104,800   Life Technologies, Inc.....     2,855,800
    47,200  *Spacelabs Medical, Inc.....     1,357,000
    10,000  *Unison HealthCare
               Corporation..............        93,750
                                          ------------
                                             7,302,488
                                          ------------
INDUSTRIAL CYCLICALS -- 24.5%
    28,490   Aceto Corporation..........       455,840
     2,501   R. P. Adams Company,
               Inc......................        57,523
    50,200   American Filtrona
               Corporation..............     1,731,900
    27,800   Ameron, Inc................     1,045,975
    45,000  *Art's-Way Manufacturing
               Co., Inc.................       236,250
    16,450   Ash Grove Cement Company...     1,891,750
    38,759   Ash Grove Cement Company
               Cl. B....................     4,457,285
    19,300   Guy F. Atkinson Company of
               California...............       193,000
    42,900   BHA Group, Inc. Cl. A......       568,425
    15,300   Banister Foundation Inc....        93,713
    25,200  *Bird Corp..................       116,550
   116,600   Blessings Corporation......     1,209,725
    83,100   W. H. Brady Co. Cl. A......     2,243,700
    24,000   Burnham Corporation Cl.
               A........................       588,000
    18,000  *Burnham Corporation Cl.
               B........................       441,000
    68,000   CalMat Co..................     1,241,000
    36,400   Cascade Corp...............       509,600
    76,646  *Chemfab Corporation........     1,609,566
    19,700   CLARCOR Inc................       401,388
     2,000   ConBraCo Industries,
               Inc......................     1,100,000
    52,950  *Conso Products Co..........       966,338
    53,400   Curtiss-Wright
               Corporation..............     2,870,250
     6,022   Decker Manufacturing
               Corporation..............       225,825
    19,432  *Detection Systems, Inc.....       114,163
    98,000   Fab Industries, Inc........     3,123,750
   124,600   Florida Rock Industries,
               Inc......................     3,644,550
    30,300  *Fruit of The Loom, Inc.
               Cl. A....................       738,563
    31,400   Gilbert Associates, Inc.
               Cl. A....................       392,500
    87,300   P. H. Glatfelter Company...     1,495,013
    24,800   Gorman-Rupp Company........       384,400
    25,000   Haskel International, Inc.
               Cl. A....................       146,875
   119,019   Hawkins Chemical, Inc......     1,100,926
    12,500  *Hirsch International Corp.
               Cl. A....................       159,375
    28,800  *Insituform Technologies,
               Inc. Cl. A...............       334,800
    43,600   International Aluminum
               Corporation..............     1,253,500
   105,800   Kimball International, Inc.
               Cl. B....................     2,671,450

    The accompanying notes are an integral part of the financial statements.
                                                                              15

ROYCE VALUE TRUST, INC.
SCHEDULE OF INVESTMENTS AT DECEMBER 31, 1995
--------------------------------------------------------------------------------

                                                 Value
  Shares                                      (Note 1)
----------                                ------------
INDUSTRIAL CYCLICALS-(CONT'D)
    60,800  *Kinark Corporation.........  $    178,600
    79,750   Knape & Vogt Manufacturing
               Company..................     1,385,656
    12,900  *Kreisler Manufacturing
               Corp.....................        61,275
    70,650   LeaRonal, Inc..............     1,624,950
   150,583   Lilly Industries, Inc. Cl.
               A........................     1,919,933
    63,900   The Lincoln Electric
               Company..................     1,533,600
    52,878   Liqui-Box Corporation......     1,566,511
   118,200  *MK Gold Company............       295,500
    39,553   MacDermid, Incorporated....     2,353,404
    40,000  *Mail-Well, Inc.............       490,000
    20,100   Mine Safety Appliances
               Company..................       964,800
    38,300   Paul Mueller Company.......     1,311,775
    38,400   NCH Corporation............     2,217,600
    16,100   Nordson Corporation........       905,625
    37,600   Oil-Dri Corporation of
               America..................       587,500
    68,700   Oshkosh Truck Corporation
               Cl. B....................     1,047,675
    57,800   Peerless Mfg. Co...........       541,875
    10,000  *Pegasus Gold Inc...........       138,750
     1,000   Penn Engineering and
               Manufacturing Corp.......        97,000
    75,800  *Perini Corporation.........       625,350
    23,400   Precision Castparts
               Corp.....................       930,150
    29,300   Preformed Line Products
               Company..................     1,025,500
    83,300   Puerto Rican Cement
               Company, Inc.............     2,759,313
   103,750   Quaker Chemical
               Corporation..............     1,400,625
    51,270   Robroy Industries, Inc. Cl.
               A........................       756,233
    78,500  *Rollins Environmental
               Services, Inc............       225,688
     4,000   Roto-Rooter, Inc...........       132,000
    87,600  *Shorewood Packaging
               Corporation..............     1,248,300
   126,700  *Simpson Manufacturing Co.,
               Inc......................     1,710,450
    28,000  *Sinter Metals Sinter
               Metals...................       346,500
    59,500   The L. S. Starrett Company
               Cl. A....................     1,539,563
    26,300   Tecumseh Products Company
               Cl. A....................     1,361,025
    44,286  *Thermal Industries,
               Inc......................       398,574
    67,000  *Total Containment, Inc.....       268,000
   109,400   Treadco, Inc...............       629,050
    59,800   *The Turner Corporation....       500,825
     4,308   United Screw and Bolt
               Corporation..............       295,098
   167,329  *Vallen Corporation.........     3,283,832
    73,700   Versa Technologies, Inc....     1,123,925
       900   Wausau Paper Mills
               Company..................        24,525
                                                 Value
  Shares                                      (Note 1)
----------                                ------------
     5,000   Wellman, Inc...............  $    113,750
    33,800   Woodward Governor Company..     2,484,300
    52,900   Zero Corporation...........       938,975
                                          ------------
                                            83,158,048
                                          ------------
RETAIL -- 8.8%
     5,000  *Alexander's, Inc...........       347,500
    13,000   J. Baker, Inc..............        74,750
    44,400   Blair Corporation..........     1,404,150
    26,900  *The Buckle, Inc............       477,475
   212,400  *CATHERINES STORES
               CORPORATION..............     1,752,300
     1,200   Cato Corporation Cl. A.....         9,300
   278,600  *Charming Shoppes, Inc......       800,975
   129,500   Claire's Stores, Inc.......     2,282,438
   173,800  *The Clothestime, Inc.......       108,625
    73,000  *Crown Books Corporation....       894,250
    17,400   Dart Group Corporation Cl.
               A........................     1,626,900
   130,400   Deb Shops Inc..............       448,250
   283,200  *The Dress Barn, Inc........     2,796,600
   154,600   Family Dollar Stores,
               Inc......................     2,125,750
    80,500   Frederick's of Hollywood,
               Inc. Cl. A...............       342,125
   188,632   Frederick's of Hollywood,
               Inc. Cl. B...............       730,949
    57,000  *InterTAN Inc...............       413,250
   155,800  *Little Switzerland,
               Inc......................       603,725
   144,600  *Mikasa, Inc. Cl. B.........     1,952,100
    47,457  *Monro Muffler Brake,
               Inc......................       658,466
    49,000  *Orchard Supply Hardware
               Stores Corporation.......     1,010,625
    15,900   Oshkosh B'Gosh, Inc. Cl.
               A........................       278,250
     9,000   Oshkosh B'Gosh, Inc. Cl.
               B........................       168,750
   185,805   Pier 1 Imports, Inc........     2,113,532
    28,000   Rykoff-Sexton, Inc.........       490,000
   191,300  *Stein Mart, Inc............     2,104,300
    27,183   Strawbridge & Clothier Cl.
               A........................       652,392
   116,600  *Suzy Shier Ltd.............       252,207
   226,800  *TBC Corporation............     1,956,150
   154,100  *The Wet Seal, Inc. Cl.
               A........................     1,040,175
                                          ------------
                                            29,916,259
                                          ------------
SERVICES -- 14.7%
    79,712   Air Express International
               Corporation..............     1,833,376
    21,500   AMRESCO Holdings, Inc......       274,125
   132,048   Arnold Industries, Inc.....     2,294,334
    82,800   Atlantic Southeast
               Airlines, Inc............     1,780,200
    52,700   Bowl America Incorporated
               Cl. A....................       401,838
     5,000   Comair Holdings, Inc.......       133,313
    10,000   Cracker Barrel Old Country
               Store, Inc...............       172,500

    The accompanying notes are an integral part of the financial statements.

ROYCE VALUE TRUST, INC.
SCHEDULE OF INVESTMENTS AT DECEMBER 31, 1995
--------------------------------------------------------------------------------

                                                 Value
  Shares                                      (Note 1)
----------                                ------------
SERVICES-(CONT'D)
    19,200  *Jenny Craig, Inc...........  $    189,600
   100,100   Crawford & Company Cl. A...     1,601,600
    31,800   Crawford & Company Cl. B...       516,750
   115,600   Dames & Moore..............     1,401,650
    93,800   Ennis Business Forms,
               Inc......................     1,149,050
    99,700  *FRP Properties, Inc........     2,043,850
   167,800  *FCA International Ltd......       381,408
     2,600   Fisher Companies Inc.......       195,000
    16,900   Florida East Coast
               Industries, Inc..........     1,153,425
   220,935   Frozen Food Express
               Industries, Inc..........     1,933,181
    13,817   Grey Advertising Inc.......     2,763,400
    20,304   Hardinge Brothers, Inc.....       527,904
    56,325   The Harper Group...........       999,769
    35,700  *Hornbeck Offshore
               Services, Inc............       700,613
    27,500  *IHOP Corp..................       715,000
    76,100  *International Dairy Queen,
               Inc. Cl. A...............     1,731,275
    10,000  *International Family
               Entertainment, Inc. Cl.
               B........................       163,750
    92,850  *JOULE' Inc.................       464,250
    10,000  *KLLM Transport Services,
               Inc......................       105,000
    39,500   Kenan Transport Company....       849,250
    40,300   Lawson Products, Inc.......       987,350
    32,500  *Marshall Industries........     1,044,063
    53,400   McClatchy Newspapers, Inc.
               Cl. A....................     1,221,525
   123,700   Merrill Corporation........     1,979,200
    99,000   *MovieFone, Inc. Cl. A.....       544,500
    13,500   New England Business
               Service, Inc.............       295,313
     9,300  *Nichols Research
               Corporation..............       239,475
   166,400  *Offshore Logistics,
               Inc......................     2,100,800
     9,900  *PAYCO AMERICAN
               CORPORATION..............        89,100
    72,600   Plenum Publishing
               Corporation..............     2,831,400
   173,500   Richardson Electronics,
               Ltd......................     1,865,125
    56,350  *SEATTLE FILMWORKS, Inc.....     1,169,263
   167,900   Sotheby's Holdings, Inc.
               Cl. A....................     2,392,575
   155,800   The Standard Register
               Company..................     3,135,475
    30,000  *Steck-Vaughn Publishing
               Corporation..............       221,250
    52,600   Stone & Webster, Inc.......     1,887,025
    66,800  *The Union Corporation......     1,235,800
                                          ------------
                                            49,714,650
                                          ------------
TECHNOLOGY -- 5.8%
    19,000   AAR CORP...................       418,000
    12,700  *American Power Conversion
               Corporation..............       120,650
                                                 Value
  Shares                                      (Note 1)
----------                                ------------
    71,850   Astro-Med, Inc.............  $    664,613
    34,081   BEI Electronics, Inc.......       251,347
    16,500   Baldor Electric Company....       332,063
   129,605  *CSP Inc....................     1,166,445
    32,000   Communications Systems,
               Inc......................       504,000
    50,200  *Comptek Research, Inc......       423,563
    16,200  *Dionex Corporation.........       919,350
   103,950  *Exar Corporation...........     1,533,263
    98,400  *Figgie International Inc.
               Cl. A....................     1,020,900
    57,100  *Giga-tronics
               Incorporated.............       449,663
    97,500  *Group Technologies
               Corporation..............       243,750
    15,000   Hach Company...............       258,750
    25,289  *IFR Systems, Inc...........       233,923
    64,400  *ILC Technology, Inc........       595,700
    26,300  *Integral Systems, Inc......       670,650
    41,700   Kaman Corporation Cl. A....       463,913
   105,000   Landauer Inc...............     2,283,750
    67,400  *MDL Information Systems,
               Inc......................     1,550,200
     9,400   MacNeal-Schwendler
               Corporation..............       150,400
    20,350   Modern Controls, Inc.......       221,306
     1,000  *National Instruments
               Corp.....................        20,250
    28,500   Newport Corporation........       231,563
    31,200  *Phoenix Technologies
               Ltd......................       491,400
    67,200  *Programming & Systems,
               Inc......................        16,800
   104,000*`D'Sage Laboratories,
               Inc......................     2,080,000
    91,100   Scitex Corporation
               Limited..................     1,241,238
    55,800  *Technical Communications
               Corporation..............       445,528
    39,300   Woodhead Industries,
               Inc......................       560,025
                                          ------------
                                            19,563,003
                                          ------------
UTILITIES -- .1%
    10,000  *Compression Labs,
               Incorporated.............        62,500
    10,000  *Digital Systems
               International Inc........       130,000
                                          ------------
                                               192,500
                                          ------------
             Total Common Stocks
               (Cost $273,502,941)......   353,116,868
                                          ------------
PREFERRED STOCKS -- 0.5%
     3,000   Bird Corp. $1.85 Conv. ....        57,000
    10,000   Cliffs Drilling Company
               $2.3125 Conv. Ex.........       275,000
    41,000   Manville Corporation
               $2.70 Ser. B Cum.........     1,030,125
   249,205*`D'United Services
               Advisors,
               Inc. 5% Non Cum..........       404,958
                                          ------------
             Total Preferred Stocks
               (Cost $1,337,017)........     1,767,083
                                          ------------

    The accompanying notes are an integral part of the financial statements.

ROYCE VALUE TRUST, INC.
SCHEDULE OF INVESTMENTS AT DECEMBER 31, 1995
--------------------------------------------------------------------------------

Principal                                        Value
  Amount                                      (Note 1)
----------                                ------------
CORPORATE BONDS -- 1.1%
$  380,000   Ag Services Of America,
               Inc.
               7% Conv. Deb. Due
               5/31/03..................  $    421,800
   824,000   Dixie Yarns, Inc.
               7% Conv. Sub. Deb. due
               5/15/12..................       638,600
   300,000   Figgie International Inc.
               9.875% Sr. Note due
               10/01/99.................       298,500
 1,500,000   National Education
               Corporation 6.50% Conv.
               Sub. Deb. due 5/15/11....     1,061,250
   314,000   Reliance Group Holdings,
               Inc.
               9% Sr. Note due
               11/15/00.................       324,990
 1,073,000   Richardson Electronics,
               Ltd.
               7.25% Conv. Sub. Deb. due
               12/15/06.................       949,605
                                          ------------
             Total Corporate Bonds
               (Cost $3,023,988)........     3,694,745
                                          ------------

                                                 Value
                                              (Note 1)
                                          ------------

REPURCHASE AGREEMENT -- 6.4%
State Street Bank and Trust Company,
  5.25% due 1/02/96, collateralized by
  U.S. Treasury Notes, 7.25% due
  5/15/96, valued at $22,187,178 (Cost    $ 21,748,000
  $21,748,000)..........................
                                          ------------

TOTAL INVESTMENTS -- 112.2% (COST
  $299,611,946).........................   380,326,696

LIABILITIES LESS CASH AND OTHER
  ASSETS -- (12.2%).....................   (41,356,345)
                                          ------------

NET ASSETS -- 100.0%....................  $338,970,351
                                          ------------
                                          ------------

 *  Non-income producing.

**  American Depository Receipt.

`D' At December 31, 1995, the Fund owned 5% or more of the Company's outstanding shares thereby making the Company an affiliated person as that term is defined in the Investment Company Act of 1940.

INCOME TAX INFORMATION -- The cost of total investments for federal income tax purposes was $299,617,558. At December 31, 1995, net unrealized appreciation for all securities was $80,709,138, consisting of aggregate gross unrealized appreciation of $96,942,708 and aggregate gross unrealized depreciation of $16,233,570.

    The accompanying notes are an integral part of the financial statements.
18

ROYCE VALUE TRUST, INC.
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

                                                                                          December 31, 1995
                                                                                          -----------------
ASSETS:
Investments at value (identified cost $299,611,946)....................................      $380,326,696
Receivable for investments sold........................................................         2,545,663
Receivable for dividends and interest..................................................           659,367
Prepaid expenses and other assets......................................................            54,772
                                                                                             ------------
     Total Assets......................................................................       383,586,498
                                                                                             ------------

LIABILITIES:
Notes payable..........................................................................        38,602,750
Interest payable.......................................................................         1,150,000
Payable for investments purchased......................................................         4,510,920
Investment advisory fee payable........................................................            92,076
Accrued expenses.......................................................................           260,401
                                                                                             ------------
     Total Liabilities.................................................................        44,616,147
                                                                                             ------------
     Net Assets........................................................................      $338,970,351
                                                                                             ------------
                                                                                             ------------

ANALYSIS OF NET ASSETS:
Undistributed net investment income....................................................      $    577,253
Accumulated net realized gain on investments...........................................         3,079,510
Net unrealized appreciation on investments.............................................        80,714,750
Capital Stock (24,836,018 shares outstanding)..........................................            24,836
Additional paid-in capital.............................................................       254,574,002
                                                                                             ------------
     Net Assets........................................................................      $338,970,351
                                                                                             ------------
                                                                                             ------------

PRICING OF SHARES:
Net asset value per share, assuming conversion of Notes ($377,573,101[div]27,843,537
  fully converted shares)..............................................................            $13.56
                                                                                                   ------
                                                                                                   ------


    The accompanying notes are an integral part of the financial statements.

ROYCE VALUE TRUST, INC.
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

                                                                                          December 31, 1995
                                                                                          -----------------
INVESTMENT INCOME:
  Income:
     Dividends.........................................................................      $ 6,052,705
     Interest..........................................................................        1,105,035
                                                                                             -----------
          Total Income.................................................................        7,157,740
                                                                                             -----------
  Expenses:
     Investment advisory fee...........................................................        3,055,531
     Interest expense..................................................................        2,300,000
     Amortization of underwriting discount and offering costs..........................          164,980
     Custodian and transfer agent fees.................................................          129,940
     Administrative and clerical.......................................................          129,870
     Legal and auditing fees...........................................................          122,057
     Supplies and postage..............................................................          109,947
     Shareholder reports and notices...................................................           73,375
     Miscellaneous.....................................................................           62,122
     Directors' fees...................................................................           47,191
     Facilities and office space.......................................................           36,608
     Fees waived by investment adviser.................................................         (104,206)
                                                                                             -----------
          Total Expenses...............................................................        6,127,415
                                                                                             -----------
          Net Investment Income........................................................        1,030,325
                                                                                             -----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
     Net realized gain on investments..................................................       32,580,075
     Net unrealized appreciation on investments........................................       29,032,226
                                                                                             -----------
     Net realized and unrealized gain on investments...................................       61,612,301
                                                                                             -----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...................................      $62,642,626
                                                                                             -----------
                                                                                             -----------

    The accompanying notes are an integral part of the financial statements.

ROYCE VALUE TRUST, INC.
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                             Years Ended December 31,
                                                                           ----------------------------
                                                                               1995            1994
                                                                           ------------    ------------
FROM INVESTMENT ACTIVITIES:
     Net investment income..............................................   $  1,030,325    $    785,924
     Net realized gain on investments...................................     32,580,075      21,004,491
     Net unrealized appreciation (depreciation) on investments..........     29,032,226     (19,255,498)
                                                                           ------------    ------------
     Increase in net assets resulting from operations...................     62,642,626       2,534,917
     Dividends paid from net investment income..........................       (693,347)       (205,729)
     Distributions paid from net realized gains.........................    (29,124,623)    (21,395,807)
FROM CAPITAL STOCK TRANSACTIONS:
     Increase in net assets from capital stock transactions (Note 5)....     37,113,835      41,540,833
                                                                           ------------    ------------
INCREASE IN NET ASSETS..................................................     69,938,491      22,474,214
NET ASSETS:
     Beginning of year..................................................    269,031,860     246,557,646
                                                                           ------------    ------------
     End of year (including undistributed net investment income of
       $577,253 and $240,275, respectively).............................   $338,970,351    $269,031,860
                                                                           ------------    ------------
                                                                           ------------    ------------

STATEMENT OF CASH FLOWS
--------------------------------------------------------------------------------

                                                                                             Year Ended
                                                                                          December 31, 1995
                                                                                          -----------------
CASH FLOWS FROM OPERATING ACTIVITIES:
     Investment income received........................................................     $   7,160,221
     Interest paid.....................................................................        (2,300,000)
     Payment of operating expenses.....................................................        (3,833,393)
     Purchases of investments..........................................................      (126,086,940)
     Proceeds from sales and maturities of investments.................................       117,601,407
                                                                                            -------------
          Cash used for operating activities...........................................     $  (7,458,705)
                                                                                            -------------
                                                                                            -------------
CASH FLOWS FROM FINANCING ACTIVITIES:
     Proceeds from rights offering (Note 5)............................................        16,354,838
     Cash dividends and distributions paid (net of reinvestments)......................        (8,949,065)
                                                                                            -------------
          Cash provided by financing activities........................................         7,405,773
                                                                                            -------------
          Decrease in cash.............................................................           (52,932)
          Cash at beginning of year....................................................            52,932
                                                                                            -------------
          Cash at end of year..........................................................     $           0
                                                                                            -------------
                                                                                            -------------
RECONCILIATION OF NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS TO CASH USED FOR
  OPERATING ACTIVITIES:
     Net increase in net assets resulting from operations..............................     $  62,642,626
     Net increase in investments.......................................................       (47,836,941)
     Net increase in unrealized appreciation on investments............................       (29,032,226)
     Decrease in dividends and interest receivable.....................................             2,481
     Decrease in receivable for investments sold.......................................         5,280,688
     Accretion of organization costs...................................................           164,980
     Increase in payable for investments purchased.....................................         1,476,100
     Decrease in accrued expenses and other assets.....................................          (156,413)
                                                                                            -------------
          Cash used for operating activities...........................................     $  (7,458,705)
                                                                                            -------------
                                                                                            -------------

   The accompanying notes are an integral part of the financial statements.
                                                                              21

ROYCE VALUE TRUST, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

     This table is presented to show selected data for a share outstanding throughout each period, and to assist stockholders in evaluating the Fund's performance over the last five years.

                                                                 Years Ended December 31,
                                           --------------------------------------------------------------------
                                             1995           1994           1993           1992           1991
                                           --------       --------       --------       --------       --------
NET ASSET VALUE, BEGINNING OF YEAR......   $  12.34       $  13.47       $  12.50       $  11.23       $   8.58

INCOME FROM INVESTMENT ACTIVITIES:
  Net investment income.................       0.04           0.04           0.09           0.15           0.17
  Net realized and unrealized gains or
    losses on investments...............       2.79           0.09           2.12           2.12           3.20
                                           --------       --------       --------       --------       --------
    Total from investment activities....       2.83           0.13           2.21           2.27           3.37
                                           --------       --------       --------       --------       --------

DIVIDENDS AND DISTRIBUTIONS FROM:
  Net investment income.................      (0.03)         (0.01)         (0.09)         (0.15)         (0.17)
  Net realized gain on investments......      (1.26)         (1.04)         (1.06)         (0.75)         (0.44)
                                           --------       --------       --------       --------       --------
    Total dividends and distributions...      (1.29)         (1.05)         (1.15)         (0.90)         (0.61)
                                           --------       --------       --------       --------       --------

CAPITAL STOCK TRANSACTIONS:
  Effect of rights offering.............      (0.12)         (0.14)         (0.08)         (0.06)         (0.10)
  Effect of reinvestment of
    distributions.......................      (0.11)         (0.07)*        (0.01)         (0.04)         (0.01)
  Effect of potential conversion of
    Notes(a)............................      (0.09)            --             --             --             --
                                           --------       --------       --------       --------       --------
    Total capital stock transactions....      (0.32)         (0.21)         (0.09)         (0.10)         (0.11)
                                           --------       --------       --------       --------       --------
NET ASSET VALUE, END OF YEAR (A)........   $  13.56       $  12.34       $  13.47       $  12.50       $  11.23
                                           --------       --------       --------       --------       --------
MARKET VALUE, END OF YEAR...............   $ 11.875       $ 11.000       $ 12.875       $ 12.250       $ 10.375
                                           --------       --------       --------       --------       --------

TOTAL RETURN (B):
  Net Asset Value(a)....................       22.6%           1.1%          17.9%          19.9%          39.5%
  Market Value..........................       20.5%          -5.6%          14.8%          26.8%          35.3%

RATIOS/SUPPLEMENTAL DATA:
  Net Assets, End of Year (in
    thousands)..........................   $338,970       $269,032       $246,558       $202,483       $166,550
  Ratio of Expenses to Average Net
    Assets (including management fee and
    interest expense)...................       2.01%          2.01%          1.33%          0.81%          0.79%
  Ratio of Management Fee to Average Net
    Assets..............................       0.97%          1.21%          1.09%          0.53%          0.43%
  Ratio of Interest Expense to Average
    Net Assets..........................       0.75%          0.46%            --             --             --
  Ratio of Net Investment Income to
    Average Net Assets..................       0.34%          0.31%          0.74%          1.31%          1.52%
  Portfolio Turnover Rate...............         32%            35%            33%            40%            34%

------------

* Includes distributions paid January 31, 1994 and distributions paid December 30, 1994.

(a) For periods ended June 22, 1994, Net Asset Value per share and Net Asset Value Total Return are calculated assuming the Notes had been fully converted unless the effect of doing so would result in a higher Net Asset Value per share than would be calculated without such assumption.

(b) The Net Asset Value and Market Value Total Return assume a continuous stockholder who reinvested all net investment income dividends and capital gains distributions and fully participated in primary rights offerings.

(c) Expense ratios before waiver of fees by the investment adviser would have been 2.04% and 2.02% for the years ended December 31, 1995 and 1994, respectively.

    The accompanying notes are an integral part of the financial statements.

ROYCE VALUE TRUST, INC.
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Royce Value Trust, Inc. (the 'Fund') was incorporated under the laws of the State of Maryland on July 1, 1986 as a diversified closed-end investment company. The Fund commenced operations on November 26, 1986.

Valuation of investments:

     Securities listed on an exchange or on the Nasdaq National Market System are valued on the basis of the last reported sale prior to the time the valuation is made or, if no sale is reported for such day, at their bid price for exchange-listed securities and at the average of their bid and asked prices for Nasdaq securities. Quotations are taken from the market where the security is primarily traded. Other over-the-counter securities for which market quotations are readily available are valued at their bid price. Securities for which market quotations are not readily available are valued at their fair value under procedures established and supervised by the Fund's Board of Directors. Bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services.

Investment transactions and related investment income:

     Investment transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are determined on the basis of identified cost for book and tax purposes.

Taxes:

     As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption 'Income Tax Information'.

Distributions:

     Dividend and capital gains distributions are recorded on the ex-dividend date and paid annually in December. These distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification to paid-in capital and may affect net investment income per share. Undistributed net investment income may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Repurchase agreements:

     The Fund enters into repurchase agreements with respect to its portfolio securities solely with State Street Bank and Trust Company ('SSB&T'), the custodian of its assets. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements are held by SSB&T until maturity of the repurchase agreements. Repurchase agreements could involve certain risks in the event of default or insolvency of SSB&T, including possible delays or restrictions upon the ability of the Fund to dispose of the underlying securities.

ROYCE VALUE TRUST, INC.
NOTES TO FINANCIAL STATEMENTS (continued)
--------------------------------------------------------------------------------

NOTE 2.  INVESTMENT COMPANY CONVERTIBLE NOTES:

     The Fund issued $40,000,000 aggregate principal amount of Investment Company Convertible Notes (the 'Notes') on June 22, 1994. The Fund received proceeds of $38,350,000 after the deduction of the underwriting discount and offering costs incurred by the Fund in connection with the issuance of the Notes. The underwriting discount and the offering costs of $1,200,000 and $450,000, respectively, are being accreted on a straight line basis over the term of the Notes.

     The Notes, which are unsecured obligations of the Fund, mature on June 30, 2004 and bear interest payable on June 30 and December 31 of each year commencing with June 30, 1994 at the rate of 5 3/4% per annum. The Notes have a Aaa rating from Moody's Investor Service, Inc. ('Moody's').

     The Notes are convertible into shares of Common Stock of the Fund at the option of the holder, at any time prior to maturity, except during the period from the second trading day prior to the ex-dividend date through the last day of each year unless an earlier date is selected by the Fund, and unless previously redeemed at the option of the Fund. The conversion price at December 31, 1995 was $13.30 per share. This conversion price reflects a $0.56 per share reduction as a result of the rights offering and annual net adjustments. Annual net adjustments which involve an escalation of 6.75% and a reduction for the impact on net asset value per share of distributions to stockholders resulted in a constructive distribution to the Noteholders of $31.56 per $1,000 principal amount of Notes for the year ended December 31, 1995.

     Under the Investment Company Act of 1940, the Fund is required to maintain an asset coverage of at least 300% for the Notes. In addition, the Indenture governing the Notes requires the Fund to maintain a certain discounted asset coverage for its portfolio that equals or exceeds the Basic Maintenance Amount under the guidelines established by Moody's. The Fund has met these requirements since the issuance of the Notes.

     Commencing July 1, 1997, and any time thereafter prior to maturity, the Fund may, at its option, redeem the Notes in whole or in part for cash at a price equal to 100% of their principal amount, together with accrued interest thereon. Prior to July 1, 1997, the Fund will have the option to redeem the Notes for cash at a price equal to 100% of their principal amount, together with accrued interest, only if a redemption is necessary for the Fund to maintain the required asset coverage for the Notes and/or continue to qualify as a regulated investment company.

     On July 1, 1999, if the average market price per $1,000 principal amount of Notes for the 45 trading days ending May 31, 1999 is less than $950, the Fund will either call all of the Notes for redemption or reset one or more of the terms of the Notes so that the market value of the Notes is at or as close as possible to par.

NOTE 3.  INVESTMENT ADVISORY AGREEMENT:

     Under the Investment Advisory Agreement between Quest Advisory Corp. ('Quest') and the Fund, the Basic Fee is a monthly fee equal to 1/12 of 1% (1% on an annualized basis) of the average of the total net assets of the Fund at the end of each month included in the applicable performance period, which is a rolling 36 month period ending with the most recent calendar month.

     The Basic Fee for such monthly period is subject to increase or decrease, depending on the extent, if any, by which the investment performance of the Fund exceeds by more than 2 percentage points, or is exceeded by more than 1 percentage point, by the percentage change in the investment record of the S&P 500 for such performance period. For each percentage point

ROYCE VALUE TRUST, INC.
NOTES TO FINANCIAL STATEMENTS (continued)
--------------------------------------------------------------------------------

in excess of two that the investment performance of the Fund exceeds the percentage change in the investment record of the S&P 500, such Basic Fee is increased at the rate of 1/12 of .05%. For each percentage point in excess of one that the percentage change in the investment record of the S&P 500 exceeds the investment performance of the Fund, such Basic Fee is decreased at the rate of 1/12 of .1%.

     The maximum increase or decrease in the Basic Fee for any month may not exceed 1/12 of .5%. Accordingly, the maximum monthly fee rate as adjusted for performance is 1/12 of 1.5% and would be payable if the investment performance of the Fund exceeded the percentage change in the investment record of the S&P 500 by 12 or more percentage points for the performance period. The minimum monthly fee rate as adjusted for performance is 1/12 of .5% and would be payable if the percentage change in the investment record of the S&P 500 exceeded the investment performance of the Fund by 6 or more percentage points for the performance period.

     The Investment Advisory Agreement also provides that Quest will not be entitled to receive any fees for any performance period in which the investment performance of the Fund, rounded to the nearest whole point, is less than zero. In the event that the Fund's investment performance for a performance period, rounded to the nearest whole point, is less than zero, Quest will not be required to refund to the Fund any fees earned for any prior performance period.

     In calculating the investment performance of the Fund and the percentage change in the investment record of the S&P 500, all dividends and other distributions during the performance period are treated as having been reinvested and gain (loss) from transactions in Fund shares is eliminated. Fractions of a percentage point are rounded to the nearest whole point (to the higher whole point if exactly one-half).

     For the year ended December 31, 1995, the Fund paid Quest advisory fees totalling $2,951,325, which is net of $104,206 voluntarily waived by Quest.

NOTE 4.  TRANSACTIONS IN SHARES OF AFFILIATED COMPANIES:

     An 'Affiliated Company', as defined in the Investment Company Act of 1940, is a company in which the Fund owns at least 5% of the company's outstanding voting securities. The Fund effected the following transactions in shares of such companies during the year ended December 31, 1995.

                                      Purchases               Sales
                                 -------------------    ------------------     Realized     Dividend
Affiliated Company               Shares       Cost      Shares      Cost      Gain/Loss      Income
------------------------------   -------    --------    ------    --------    ----------    --------
General Builders
  Corporation.................     --          --        --          --          --           --
The Logan Clay Products
  Company.....................     --          --       12,038    $246,779      ($4,083)      --
Sage Laboratories, Inc........     --          --        --          --          --           --
United Services
  Advisers, Inc...............   249,205    $436,109     --          --          --           --

ROYCE VALUE TRUST, INC.
NOTES TO FINANCIAL STATEMENTS (continued)
--------------------------------------------------------------------------------

NOTE 5.  FUND SHARES:

     At December 31, 1995, there were 150,000,000 shares of common stock and 50,000,000 shares of preferred stock, $.001 par value, authorized. Only common stock has been issued, and transactions were as follows:

                                                       Year Ended                  Year Ended
                                                   December 31, 1995            December 31, 1994
                                                ------------------------    -------------------------
                                                 Shares        Amount         Shares        Amount
                                                ---------    -----------    ----------    -----------
Net proceeds from rights offerings...........   1,308,387    $16,244,838     1,119,159    $12,590,539
Dividends and distributions reinvested in
  additional shares..........................   1,721,155     20,868,997     2,381,336     28,950,294

     During the quarter ended December 31, 1995, the Fund completed a rights offering of 1,308,387 shares to its stockholders at the rate of one share for each twenty rights held by stockholders of record on September 20, 1995. These shares were priced at $12.50, which was $.25 below the last reported sale price on the New York Stock Exchange on November 6, 1995. Sixty percent of the offering was subscribed for through primary subscription. The remaining shares were purchased by those stockholders who subscribed with their primary rights and who also elected to purchase additional shares using over-subscription rights.

NOTE 6.  PURCHASES AND SALES OF SECURITIES:

     For the year ended December 31, 1995, the cost of purchases and proceeds from sales of investment securities, other than short-term securities, amounted to $105,815,040 and $106,234,467, respectively.

NOTE 7.  QUARTERLY RESULTS OF OPERATIONS: (unaudited)

                                                                        Net Realized and        Increase (Decrease)
                                                       Net                 Unrealized              in Net Assets
                            Investment             Investment              Gain (Loss)            Resulting from
                              Income                 Income              on Investments             Operations
                        -------------------    -------------------    ---------------------    ---------------------
                                       Per                    Per                     Per                      Per
         1995             Total       Share      Total       Share       Total       Share        Total       Share
----------------------  ----------    -----    ----------    -----    -----------    ------    -----------    ------
March 31..............  $1,748,732    $0.08    $  161,195    $0.01    $14,547,443    $ 0.66    $14,708,638    $ 0.67
June 30...............   1,613,589     0.07       174,460     0.01     21,447,351      0.97     21,621,811      0.98
September 30..........   1,667,500     0.08       (92,235)   (0.01)    26,763,729      1.21     26,671,494      1.20
December 31...........   2,127,919     0.09       786,905     0.03     (1,146,222)    (0.05)      (359,317)    (0.02)
                        ----------    -----    ----------    -----    -----------    ------    -----------    ------
                        $7,157,740    $0.32    $1,030,325    $0.04    $61,612,301    $ 2.79    $62,642,626    $ 2.83
                        ----------    -----    ----------    -----    -----------    ------    -----------    ------
                        ----------    -----    ----------    -----    -----------    ------    -----------    ------


         1994
----------------------
March 31..............  $1,267,705    $0.07    $  288,569    $0.01    ($2,911,824)   ($0.15)   ($2,623,255)   ($0.13)
June 30...............   1,235,331     0.06       273,029     0.01     (8,890,935)    (0.46)    (2,794,258)    (0.14)
September 30..........   1,637,652     0.08        77,308     0.01     22,441,970      1.15     16,129,579      0.83
December 31...........   1,914,577     0.10       147,018     0.01     (8,890,218)    (0.45)    (8,177,149)    (0.43)
                        ----------    -----    ----------    -----    -----------    ------    -----------    ------
                        $6,055,265    $0.31    $  785,924    $0.04    $ 1,748,993    $ 0.09    $ 2,534,917    $ 0.13
                        ----------    -----    ----------    -----    -----------    ------    -----------    ------
                        ----------    -----    ----------    -----    -----------    ------    -----------    ------

ROYCE VALUE TRUST, INC.
REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

To the Directors and Stockholders of Royce Value Trust, Inc.:

     We have audited the accompanying statement of assets and liabilities of Royce Value Trust, Inc. as of December 31, 1995, including the schedule of investments and the related statements of operations, cash flows and changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial statements of Royce Value Trust, Inc. for the year ended December 31, 1994 and the financial highlights for each of the four years in the period then ended, were audited by other auditors whose report dated February 13, 1995, expressed an unqualified opinion on those statements.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the 1995 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Royce Value Trust, Inc. as of December 31, 1995, the results of its operations, cash flows, changes in its net assets, and the financial highlights for the year then ended, in conformity with generally accepted accounting principles.

                                         ERNST & YOUNG LLP

New York, New York
February 12, 1996

OFFICERS

Charles M. Royce, President and Treasurer
Jack E. Fockler, Jr., Vice President
W. Whitney George, Vice President
Daniel A. O'Byrne, Vice President
& Assistant Secretary
Susan I. Grant, Secretary


INDEPENDENT ACCOUNTANTS

Ernst & Young LLP


CUSTODIAN, TRANSFER AGENT
  AND REGISTRAR

State Street Bank and Trust Company


DIRECTORS

Thomas R. Ebright
     Quest Advisory Corp., Vice President
     Royce, Ebright & Associates, Inc., President

Richard M. Galkin
     Richard M. Galkin Associates Inc.,
       President

Stephen L. Isaacs
     Columbia University Development Law and
       Policy Program, Director; Attorney

David L. Meister
     Communications Industry, Consultant

Charles M. Royce
     Quest Advisory Corp., President




                            Royce Value Trust, Inc.
                               Annual Report 1995
                          1414 Avenue of the Americas
                            New York, New York 10019
                                 (800) 221-4268


                              STATEMENT OF DIFFERENCES
                              ------------------------

The dagger symbol shall be expressed as `D'
The division sign shall be expressed as [div]


                                  GRAPHIC APPENDIX

On page 2 of the paper format Royce Value Trust report:
Picture of a man in a cape flying
Picture of Albert Einstein

On page 3 of the paper format Royce Value Trust report:
A picture of a scale balancing a dollar sign and a factory
A picture of a man in a long white coat pointing with a pointer
A bullseye

On page 4 of the paper format Royce Value Trust report:
A picture of a sad face

On page 5 of the paper format Royce Value Trust report:
A picture of a boy daydreaming
A picture of two Stone-Age men building a rocket

On page 6 of the paper format Royce Value Trust report:
A line graph showing the Dow Jones Industrial Average's performance from December 1975 to December 1995
A picture of a happy alarm clock ringing